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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)    FEBRUARY  24, 1998
                                                            ------------------
                              DSP COMMUNICATIONS, INC.
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                (Exact Name of Registrant as Specified in Its Charter)

                                      DELAWARE
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                    (State or Other Jurisdiction of Incorporation)

                      0-25622                        77-0389180
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             (Commission File Number)    (IRS Employer Identification No.)

               20300 Stevens Creek Blvd., Cupertino, California   95014
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                 (Address of Principal Executive Offices)       (Zip Code)

                                    (408) 777-2700
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                 (Registrant's telephone number, Including Area Code)

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            (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS

     This Current Report on Form 8-K is being filed solely to re-file the Non-Exclusive Distribution Agreement dated as of January 1, 1994 between DSP Telecommunications Ltd. and Tomen Electronics Corp. (the "Distribution Agreement"), and the Development and License Agreement dated May 1, 1993 between Texas Instruments Incorporated and DSP Telecom, Inc. (the "License Agreement"), which Agreements were originally filed, in redacted form, as Exhibits 10.8 and 10.29, respectively, to the Company's Amendment No. 1 to Registration Statement on Form S-1 (File No. 33-87506), filed by the Company on January 18, 1995. Certain portions of (i) Section 11(c) of the Distribution Agreement and (ii) Attachment I to the License Agreement, are no longer deemed by the Company to require confidential treatment, and the Company is therefore re-filing the Agreements with such portions unredacted. The Company has requested an extension of confidential treatment for other portions of the Agreements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT
NUMBER         EXHIBIT TITLE
-------        -------------

10.1* Non-Exclusive Distribution Agreement dated as of January 1, 1994, between DSP Telecommunications Ltd. and Tomen Electronics Corp.

10.2* Development and License Agreement dated May 1, 1993 between Texas Instruments Incorporated and DSP Telecom, Inc.

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*  Confidential treatment has been applied for or granted for portions of these agreements. The portions redacted have been filed separately with the Securities and Exchange Commission.

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                                      SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              DSP COMMUNICATIONS, INC.

                                   (Registrant)




Date: February 24, 1998       By:  /s/ Gerald Dogon
                                 ----------------------------------
                                Gerald Dogon
                                Executive Vice President and
                                Chief Financial Officer

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                              DSP COMMUNICATIONS, INC.
                                   EXHIBIT INDEX


EXHIBIT                                                          PAGE
NUMBER    EXHIBIT TITLE                                          NUMBER
------    -------------                                          ------

10.1*     Non-Exclusive Distribution Agreement dated as             5
          of January 1, 1994, between DSP Telecommunications
          Ltd. and Tomen Electronics Corp.

10.2*     Development and License Agreement dated May 1,           25
          1993 between Texas Instruments Incorporated and DSP
          Telecom, Inc.

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*  Confidential treatment has been applied for or granted for portions of these agreements. The portions redacted have been filed separately with the Securities and Exchange Commission.

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